EXHIBIT 10.10.1
                                                                 ---------------

          COMMERCIAL/INVESTMENT REAL ESTATE PURCHASE AND SALE AGREEMENT

1.   REAL ESTATE OFFICES: LISTING AGENCY is For Sale By Owner
     SELLING AGENCY is Hopkins Financial Services, Inc.

2.   BUYER: Hopkins Real Estate Investment #I, LLC., and/or Assignees

3.   PROPERTY ADDRESS AND LEGAL DESCRIPTION: The property commonly known as 5777
     N. Meeker Ave. (Approximately 7.74 acres ), City of Boise, County of Ada, Idaho legally described as a: See Alta Survey and Legal Description

4. PRICE/TERMS: Total purchase price is $4,800,000 - cash down payment, including Earnest Money deposit.

5. EARNEST MONEY: Buyer hereby deposits $10,000 as Earnest Money evidenced by a personal check and a receipt is hereby acknowledged. Earnest Money to be deposited in trust account upon acceptance by all parties and shall be held by Selling Broker for the benefit of the parties hereto, and Hopkins Financial Services (Broker) shall hold the completely executed Broker's copy of this Agreement. This responsible Broker shall be Randall Hopkins.

6.   INCLUDED ITEMS:

(a)  All attached floor coverings, attached television antennae, satellite dish
     (es) and receiving equipment, attached plumbing, bathroom lighting fixtures, window screens, screen doors, storm windows, storm doors, window coverings, exterior trees, plants or shrubbery, water heating apparatus and fixtures, attached fireplace equipment, awnings, ventilating cooling and heating systems, built-in and "drop-in" ranges (but excepting all other ranges), fuel tanks that are now on or used in connection with the premises shall be included in the sale unless otherwise provided herein.

(b) Irrigation fixtures and equipment, and any and all, if any, water and water rights, and any and all, if any, ditches and ditch rights that are appurtenant thereto that are now on or used in connection with the premises shall be included in the sale unless otherwise provided herein.

(c) Other items specifically included in this sale: All land, building, and site improvements contained within the said legal description to be conveyed.

(d) Items specifically excluded in this sale: 2-satellite dishes and air conditioners that were installed by the tenant for the Data Closet. In addition, all equipment and wiring located within the Data Closet is excluded from the sale.

7. ADDITIONAL TERMS, CONDITIONS AND/OR CONTINGENCIES: The closing of this transaction is contingent upon written satisfaction or waiver of conditions outlined in the attached addendum #1,2,3,4. Buyer will have until September 10, 2003 to satisfy or waive all conditions and/or contingencies.

8. TITLE COMPANY/CLOSING AGENCY: A) The parties agree that First American Title Company shall provide any required Title Policy and preliminary report of commitment. B) The Closing Agency for this transaction shall be First American. Each party agrees to pay one-half of the Closing Agency's fee.

9. TITLE INSURANCE: Seller agrees to pay for a standard Owner's or Purchaser's Title Policy premium for this transaction. Purchaser's Extended Coverage Title Policy is not requested. Additional premium to be paid by buyer. Title Company to provide all parties to this Agreement with a preliminary Title Report on or before September 5, 2003. Buyer shall have until September 10, 2003 to object in writing to the condition of the title as set for in the report. In the event buyer makes written objection the title,

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     seller shall have reasonable time, not to exceed 3 business day(s), to cure any defects of title or provide affirmative Title Insurance coverage. In the event that Seller refuses to cure defects of title, buyer may elect, as its sole remedy, to either terminate this Agreement or cure the defects at Buyer's expense, or proceed to closing, taking title subject to such defects. If Buyer does not so object, Buyer shall be deemed to have accepted the condition of the title. In the event Buyer elects to terminate the Agreement due to unsatisfactory title conditions, Buyer shall be entitled to the return of all refundable deposits made by Buyer, but that such return of deposits shall not constitute a waiver of other remedies available to the Buyer. The Title Company shall deliver the final Title Insurance policy to Buyer as soon as possible after closing.

10. ESCROW/COLLECTION: If a long-term escrow/collection is involved, then the escrow/collection holder shall be N/A. Each party agrees to pay one-half of escrow/collection fees and escrow setup fees.

11. CLOSING DATE: On or before the closing date, Buyer and Seller shall deposit with the Closing Agency all funds and instruments necessary to complete the sale. The closing date shall be no later than September 24, 2003. "Closing Date" means the date on which all documents are either recorded or accepted by an escrow/collection agency and the sale proceeds are available to Seller.

12. POSSESSION/PRORATION: Buyer shall be entitled to possession on the day of closing or N/A. Taxes and water assessments (using the last available assessment as a basis), rents, insurance premiums, interest and reserve on liens, encumbrances or obligations assumed and utilities shall be prorated as of the day of closing or (Must Be Paid Current). Any tenant deposits held by Seller shall be credited to Buyer at closing.

13. DEFAULT: If Buyer defaults in the performance of this Agreement, Seller has the option: (1) accepting the Earnest Money as liquidated damages, or (2) pursuing any other lawful right or remedy to which Seller may be entitled. If Seller elects to proceed under (1), Seller shall make demand upon the holder of the Earnest Money, upon which demand said holder shall pay from the Earnest Money the costs incurred by Seller's Broker on behalf of Seller and Buyer related to the transaction, including, without limitation, the costs of title insurance, escrow fees, credit report fees, inspection fees and attorney's fees; and said holder shall pay any balance of the Earnest Money, one-half to Seller and one-half to Seller's Broker, provided that the amount to be paid to Seller's Broker shall not exceed the Broker's agreed to commission. Seller and Buyer specifically acknowledge and agree that if Seller elects to accept the Earnest Money as liquidated damages, such shall be the Seller's sole and exclusive remedy, and such shall not be considered a penalty or forfeiture. If Seller elects to proceed under (2), the holder of the Earnest Money shall be entitled to pay the cost incurred by Seller's Broker on behalf of Seller and Buyer related to the transaction, including, without limitation, the costs of Brokerage fee, title insurance, escrow fees, credit report fees, inspection fees, and attorney's fees, with any balance of the Earnest Money to be held pending resolution of the matter. If Seller defaults, having approved said sale and fails to consummate the same as herein agreed, Buyer's Earnest Money deposit shall be returned to him/her and Seller shall pay for the costs of title insurance, escrow fees, credit report fees, inspection fees, Brokerage fees and attorney's fees, if any. This shall not be considered a waiver by Buyer of any other lawful right or remedy to which Buyer may be entitled.

14. ATTORNEY'S FEES: If either party initiates or defends any arbitration or legal action or proceedings, which are in any way connected with this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party reasonable costs and attorney's fees, including such costs and fees on appeal.

15. EARNEST MONEY DISPUTE/INTERPLEADER: Notwithstanding any termination of this contract, Buyer and Seller agree that in the event of any controversy regarding the Earnest Money and things of value held by Broker or closing agency, unless mutual written instructions are received by the holder of the Earnest Money and things of value, Broker or closing agency shall not be required to take any action, but may await any proceeding, or at Broker's or closing agency's option and sole discretion,

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     may interplead all parties and deposit any moneys or things of value into a
     court  of  competent   jurisdiction  and  shall  recover  court  costs  and
     reasonable attorney's fees.

16. TITLE CONVEYANCE: Title of Seller is to be conveyed by warranty deed and is to be marketable and insurable except for rights reserved in federal patents, building or use restrictions, building and zoning regulations and ordinances of any governmental unit, rights of way and easements established or of record and any other liens, encumbrances or defects approved by Buyer.

17. RISK OF LOSS: Should the Property be materially damaged by fire or other cause prior to closing, unless Buyer has taken possession prior to closing by Agreement, this Agreement shall be voidable at the option of Buyer.

18. CONDITION OF PROPERTY AT CLOSING: Buyer agrees to purchase the Property in as-is-condition, where is, with all faults. Buyer will assume all obligations with respect to the Property. Seller shall maintain the Property until the closing in its present condition, ordinary wear and tear excepted, and loss by casualty.

19. INSPECTION: Buyer shall have the right to conduct inspections, investigations, tests, surveys and other studies at Buyer's expense. Buyer shall, within 7 business days of acceptance, complete these inspections and give to Seller written notice of items disapproved of. Buyer is strongly advised to exercise these rights and to make Buyer's own selection of professionals with appropriate qualifications to conduct inspections of the entire property. Buyer's acceptance of the condition of the property is a contingency of this Agreement. Buyer chooses to have inspection.

     SATISFACTION/REMOVAL OF INSPECTION CONTINGENCIES:

     1. If Buyer does not within the strict time period specified give to Seller written notice of items disapproved of, Buyer shall conclusively be deemed to have: (a) completed all inspections, investigations, review of applicable documents and disclosures; (b) elected to proceed with the transaction and (c) assumed all liability, responsibility and expense for repairs or corrections other than for items with Seller has otherwise agreed in writing to repair or correct.

     2. If Buyer does within the strict time period specified give to Seller written notice of items disapproved of, Buyer shall provide to Seller pertinent section(s) of written inspection reports. Seller shall have 5 business days in which to respond in writing. The Seller, at their option, may correct the items as specified by the Buyers in their letter or may elect not to do so. If the Seller agrees to correct the items asked for in the Buyers letter, then both parties agree that they will continue with the transaction and proceed to closing. This will remove the Buyers inspection contingency.

     3. If the Seller elects not to correct the disapproved items, then the Buyer has the option of either continuing the transaction without the Seller being responsible for correcting these deficiencies or give the Seller written notice within 5 business days that they will not continue with the transaction and will receive their Earnest Money back.

     4. If Seller does not respond within the strict time period specified, Buyer shall have the right to cancel this agreement in writing.

     5. If Buyer does not give such written notice of cancellation within the strict time periods specified, Buyer shall conclusively be deemed to have elected to proceed with the transaction without repairs or corrections other than for items which Seller has otherwise agreed in writing to repair or correct. Seller shall make the property available for all Inspections. Buyer shall keep the property free and clear of liens; indemnify and hold Seller harmless from all liability, claims, demands, damages and costs; and repair any damages arising from the Inspections. No Inspections may be made by any governmental building or zoning inspector or government employee without the prior consent of Seller, unless required by local law.

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20.  ANNEXATION AND CITY SERVICES: The property is located in the city limits now.

21. ENTIRE AGREEMENT: This Agreement, including any Addendums or exhibits, constitutes the entire Agreement between the parties and no warranties, including any warranty of habitability, Agreements or representations have been made or shall be binding upon either party unless herein set forth.

22.  TIME IS OF THE ESSENCE IN THIS AGREEMENT.

23. REPRESENATION CONFIRMATION: The broker working with the Buyer is acting as an Agent for the Buyer. The broker working with the Seller is acting as a nonagent for the seller. Each party signing this document confirms that he or she has received read and understood the Agency Disclosure Brochure and has elected the relationship confirmed above. In addition, each party confirms that the broker's agency office policy was made available for inspection and review. EACH PARTY UNDERSTANDS THAT HE OR SHE IS A "CUSTOMER" AND IS NOT REPRESENTED BY A BROKER UNLESS THERE IS A SIGNED WRITTEN AGREEMENT FOR AGENCY REPRESENTATION. Each party signing this document understand that the above confirmation DOES NOT create an agency relationship between the Broker and the Buyer and Seller and they are a CUSTOMER and NOT REPRESENTED by a Broker UNLESS there is a SEPARATE signed written agreement as required by Idaho Statute to create that relationship.

24. AUTHORITY OF SIGNATORY: If Buyer or Seller is a corporation, partnership, trust, estate, or other entity, the person executing this agreement on its behalf warrants his or her authority to do so and to bind Buyer and Seller.

25. ACCEPTANCE: Buyer's offer is made subject to the acceptance of Seller on or before September 4, 2003 at 5:00 p.m. If Seller does not accept this Agreement within the time specified, the entire Earnest Money shall be refunded to Buyer on demand.

26. BUYER'S SIGNATURES: I/We further acknowledge receipt of a true copy of this Agreement.

SEE ATTACHED BUYER'S ADDENDUMS: 1,2,3,4

Buyer Signature /s/ Randy Hopkins
                -----------------------
Real Estate Investment #I, LLC, and or Assignees
September 3, 2003

27. SELLERS SIGNATURES: On this date, I/We hereby approve and accept the transaction set forth in the above Agreement and agree to carry out all the terms thereof on the part of the Seller. I/We further acknowledge receipt of a true copy of this Agreement signed by both parties.

SIGNATURES SUBJECT TO THE ATTACHED ADDENDUMS: 1 to 4

Seller Signature  /s/ Karla K. Rosa
Extended Systems of Idaho, Incorporated
September 3, 2003

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                              ADDENDUM/AMENDMENT #1

This is an ADDENDUM to the Real Estate Purchase and Sale Agreement and Receipt for Earnest Money.

Earnest Money Dated: September 3, 2003                        ID # HHC#2003-0002
ADDRESS: 5777 N. Meeker Ave. Boise, ID 83713
BUYER:   Hopkins Real Estate Investment #I, LLC. and/or Assignees
SELLER:  Extended Systems of Idaho, Incorporated and/or Assignees

The undersigned Parties hereby agree as follows:

1) Randy Hopkins is a licensed real estate broker in the State of Idaho and a managing member of the purchasing LLC.
2) Buyer will disburse directly to the seller $10,000.00 of non-refundable and applied toward the purchase price earnest money after receipt of the seller's signed acceptance of this agreement.
3) This offer is contingent upon the Seller paying for, assigning, and delivering the following original reports on or before September 4, 2003 for the buyer's written review and approval on or before September 10, 2003: Legal Description/Plat map of the 7.74 acres and any lien waivers and/or receipts from recent tenant improvements to the building.
4) The seller agrees to pay for all closing costs incurred from the closing of this transaction (I.E.: Standard Owners Policy, All Closing Fees, and a 3.0% ($144,000.00) R.E. Commission Payable to Hopkins Financial Services, Inc.).
5) This agreement is subject to the Seller's approval of obtaining both a Lot Split and Release from Skyline Corporation.
6) Buyer and Seller agree to record the Option at the Ada County's recorder's office using the property's legal description that will be provided within the agreement.
7) Upon removal of all contingencies on September 10, 2003, the buyer agrees to disburse directly to the seller an additional $25,000 of non-refundable and applied toward the purchase price earnest money to the seller.

The herein agreement upon its execution by both parties, is made an integral part of the aforementioned Agreement.

/s/ Randy Hopkins
--------------------
Buyer
September 3, 2003

/s/ Karla K. Rosa
--------------------
Seller
September 3, 2003

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                              ADDENDUM/AMENDMENT #2

This is an ADDENDUM to the Real Estate Purchase and Sale Agreement and Receipt for Earnest Money.

Earnest Money Dated: September 3, 2003                        ID # HHC#2003-0002
ADDRESS: 5777 N. Meeker Ave. Boise, ID 83713
BUYER:   Hopkins Real Estate Investment #I, LLC. and/or Assignees
SELLER:  Extended Systems of Idaho, Incorporated and/or Assignees

The undersigned Parties hereby agree as follows:

This offer is subject to and contingent upon the buyer's written approval of the following on or before September 10, 2003 or this offer is null and void:

1)   The buyer obtaining an investment group to purchase seller's property.
2) Upon closing, the Seller simultaneously agrees to sign/execute a triple net master lease of the property for 10-year from the Buyer. (For example:
     Based upon the sales price of $4,800,000.00, the Seller agrees to triple net master lease the building for 10-years at $441,600.00 [$36,800.00 Monthly]). See Addendum #3 for the additional terms and conditions of the Triple Net Master Lease.
3) Upon closing, the buyer simultaneously agrees to grant the Seller/Lessee, a 10-year Option to Purchase the property back. See Addendum #4 for the terms and conditions.
4) Both the Buyer's and Seller's Legal Counsel's review and approval of the Purchase and Sale Agreement, Lease, and Option to Buy Documents. Seller acknowledges that they are in receipt of these documents for their legal counsels review and approval.

The herein agreement upon its execution by both parties, is made an integral part of the aforementioned Agreement.

/s/ Randy Hopkins
--------------------
Buyer
September 3, 2003

/s/ Karla K. Rosa
--------------------
Seller
September 3, 2003

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                              ADDENDUM/AMENDMENT #3

This is an ADDENDUM to the Real Estate Purchase and Sale Agreement and Receipt for Earnest Money.

Earnest Money Dated: September 3, 2003                        ID # HHC#2003-0002
ADDRESS: 5777 N. Meeker Ave. Boise, ID 83713
BUYER:   Hopkins Real Estate Investment #I, LLC. and/or Assignees
SELLER:  Extended Systems of Idaho, Incorporated and/or Assignees

The undersigned Parties hereby agree as follows:

Buyer/Lessor and Seller/Lessee agree to the following terms and conditions of the triple net master lease. The master lease will be prepared by the buyer's attorney and will be available for both the seller and their legal counsel's review and approval on or before September 10, 2003:

1) A triple net master leasing the property at a 9.2% Lease Rate with the Lessee's ability to Sub-Lease the property to other tenants.
2) The Lessee will be responsible for ALL property expenses, including but not limited to taxes, insurance, exterior & interior maintenance, grounds maintenance of landscaping, snow removal, asphalt maintenance, etc...
3) Proper notification to Lionbridge as to the change of ownership. Proper acknowledgement from all parties including Lionbridge of the triple net leaseback to Extended Systems Inc. from the new owner. Upon closing, Lionbridge's existing lease will become a sub-lease with Extended Systems of Idaho, Inc.

The herein agreement upon its execution by both parties, is made an integral part of the aforementioned Agreement.

/s/ Randy Hopkins
--------------------
Buyer
September 3, 2003

/s/ Karla K. Rosa
--------------------
Seller
September 3, 2003

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                              ADDENDUM/AMENDMENT #4

This is an ADDENDUM to the Real Estate Purchase and Sale Agreement and Receipt for Earnest Money.

Earnest Money Dated: September 3, 2003                        ID # HHC#2003-0002
ADDRESS: 5777 N. Meeker Ave. Boise, ID 83713
BUYER:   Hopkins Real Estate Investment #I, LLC. and/or Assignees
SELLER:  Extended Systems of Idaho, Incorporated and/or Assignees

The undersigned Parties hereby agree as follows:

The terms of the Option to buy back the building for the lessee/seller - (Extended Systems) from the buyer/lessor are as follows:

1) This Option can be exercised at any time after the closing date and 10-years thereafter by the Lessee/Buyer (Extended Systems, Inc.), by delivering proper written notice to purchase to the Lessor/Seller at Box 670; Meridian, Id 83680. If said notice to exercise such option is not received in accordance with the terms of the 10-year option, the Option to Purchase Agreement becomes Null and Void.
2) Upon exercise of the Option to Purchase the Lessor/Seller agrees to pay the following closing costs: Standard Owners Title Insurance Policy, and one-half of the closing fee. The balance of the closing expenses will be paid by the lessee/buyer (Extended Systems, Inc.).
3)   The option to purchase price is as follows $5,100,000.00.
4) It is understood that no party to the option will be obligated to pay and/or collect any commissions or fees upon exercise of the Option.


The herein agreement upon its execution by both parties, is made an integral part of the aforementioned Agreement.

/s/ Randy Hopkins
--------------------
Buyer
September 3, 2003

/s/ Karla K. Rosa
--------------------
Seller
September 3, 2003

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                              ADDENDUM/AMENDMENT #5

This is an ADDENDUM to the Real Estate Purchase and Sale Agreement and Receipt for Earnest Money.

Earnest Money Dated: September 3, 2003                        ID # HHC#2003-0002
ADDRESS: 5777 N. Meeker Ave. Boise, ID 83713
BUYER:   Hopkins Real Estate Investment #I, LLC. and/or Assignees
SELLER:  Extended Systems of Idaho, Incorporated and/or Assignees

The undersigned Parties hereby agree as follows:

1) The buyer will have until September 19, 2003 to formally remove all contingencies in writing.
2) The seller acknowledges receipt of the additional $25,000.00 Non-Refundable Earnest Money, which will be applied towards the purchase price.
3) The buyer formally assigns the Earnest Money Agreement to Hopkins Financial Real Estate Investments, LLC., an Idaho Limited Liability Company.
4) All other terms and conditions of the original contract are to remain the same.


The herein agreement upon its execution by both parties, is made an integral part of the aforementioned Agreement.

/s/ Randy Hopkins
--------------------
Buyer
September 9, 2003

/s/ Karla K. Rosa
--------------------
Seller
September 9, 2003